Exhibit 99(E)

ECOLAB INC.

CONSOLIDATED STATEMENT OF INCOME

FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2004

RESTATED FOR SFAS 123(R)

(unaudited)

	Fourth Quarter	Year
(thousands, except per share)	2004	2004

Net Sales	$1,072,535	$4,184,933

Cost of Sales *	533,961	2,033,492
Selling, General and Administrative Expenses	436,884	1,657,084
Special Charges (Income)**	(429)	4,467

Operating Income	102,119	489,890

Interest Expense, Net	11,388	45,344

Income before Income Taxes	90,731	444,546

Provision for Income Taxes	33,235	161,853

Net Income	$57,496	$282,693

Diluted Net Income per Common Share	$0.22	$1.09

Weighted-Average Common Shares Outstanding
Basic	257,774	257,575
Diluted	260,913	260,407

*                 Cost of sales includes income from reductions in restructuring accruals of $40 and $106 for the fourth quarter and year ended December 31, 2004, respectively

**          Special charges (income) include revisions to reduce prior restructuring expenses of $137 and $821 for the fourth quarter and year ended December 31, 2004, respectively.  For the fourth quarter and year ended December 31, 2004, special charges also include a gain of $292 on the sale of a small business.  Special charges for the year ended December 31, 2004, included a charge of $1,600 for in-process research and development as part of the July 30 acquisition of Alcide Corp. It also includes a charge of $3,980 related to the disposal of a grease management product line.

ECOLAB INC.

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

RESTATED FOR SFAS 123(R)

(unaudited)

December 31
(thousands)	2004

Assets
Current assets
Cash and cash equivalents	$71,231
Accounts receivable, net	738,266
Inventories	338,603
Deferred income taxes	76,038
Other current assets	54,928
Total current assets	1,279,066

Property, plant and equipment, net	834,730

Goodwill, net	991,811

Other intangible assets, net	229,095

Other assets, net	417,094

Total assets	$3,751,796

Liabilities and Shareholders’ Equity
Current liabilities
Short-term debt	$56,132
Accounts payable	269,561
Compensation and benefits	231,856
Income taxes	22,709
Other current liabilities	359,289
Total current liabilities	939,547

Long-term debt	645,445

Postretirement health care and pension benefits	270,930

Other liabilities	297,733

Shareholders’ equity	1,598,141

Total liabilities and shareholders’ equity	$3,751,796

ECOLAB INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004

RESTATED FOR SFAS 123(R)

(unaudited)

December 31
(thousands)	2004

Operating Activities

Net Income	$282,693

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	213,523
Amortization	33,431
Stock based compensation expense	44,660
Deferred income taxes	7,872
Disposal (Gain) loss, net	3,691
Charge for in-process research and development	1,600
Other, net	(2,507)
Changes in operating assets and liabilities:
Accounts receivable	(47,217)
Inventories	(5,481)
Other assets	(31,723)
Accounts payable	34,841
Other liabilities	35,525

Cash provided by operating activities	570,908

Investing Activities

Capital expenditures	(275,871)
Property disposals	18,373
Capitalized software expenditures	(9,688)
Businesses acquired and investments in affiliates	(129,822)
Sale of businesses and assets	3,417

Cash used for investing activities	(393,591)

Financing Activities

Net issuances (repayments) of notes payable	(17,474)
Long-term debt borrowings	7,325
Long-term debt repayments	(6,632)
Reacquired shares	(165,414)
Cash dividends on common stock	(82,419)
Exercise of employee stock options	71,545
Other, net	(800)

Cash provided by (used for) financing activities	(193,869)

Effect of exchange rate changes on cash	2,157

Increase (Decrease) in Cash and Cash Equivalents	(14,395)
Cash and cash equivalents, beginning of year	85,626

Cash and cash equivalents, end of period	$71,231

ECOLAB INC.

CONSOLIDATED STATEMENT OF INCOME

FIRST QUARTER ENDED MARCH 31, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	First Quarter
(thousands, except per share)	2005	2004

Net Sales	$1,069,880	$979,371

Cost of Sales *	526,975	474,485
Selling, General and Administrative Expenses	424,918	392,754
Special Charges **	—	3,805

Operating Income	117,987	108,327

Interest Expense, Net	11,190	11,173

Income before Income Taxes	106,797	97,154

Provision for Income Taxes	37,371	35,883

Net Income	$69,426	$61,271

Diluted Net Income per Common Share	$0.27	$0.24

Weighted-Average Common Shares Outstanding
Basic	256,272	257,025
Diluted	260,626	260,227

*                 Cost of sales includes income from reductions in restructuring accruals of $50 for the first quarter ended March 31, 2004.

**          Special charges include a charge of $3,980 related to the disposal of a product line and income from the revision of prior restructuring expenses of $175 for the first quarter ended March 31, 2004.

ECOLAB INC.

CONSOLIDATED BALANCE SHEET

MARCH 31, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	March 31	December 31	March 31
(thousands)	2005	2004	2004

Assets
Current assets
Cash and cash equivalents	$83,447	$71,231	$46,322
Accounts receivable, net	767,857	738,266	666,105
Inventories	345,921	338,603	326,950
Deferred income taxes	75,821	76,038	76,677
Other current assets	73,962	54,928	69,224
Total current assets	1,347,008	1,279,066	1,185,278

Property, plant and equipment, net	838,759	834,730	773,271

Goodwill, net	1,001,794	991,811	907,242

Other intangible assets, net	230,700	229,095	231,325

Other assets, net	416,190	417,094	381,589

Total assets	$3,834,451	$3,751,796	$3,478,705

Liabilities and Shareholders’ Equity
Current liabilities
Short-term debt	$276,282	$56,132	$170,246
Accounts payable	257,933	269,561	223,880
Compensation and benefits	182,014	231,856	183,630
Income taxes	36,349	22,709	77,536
Other current liabilities	362,324	359,289	319,801
Total current liabilities	1,114,902	939,547	975,093

Long-term debt	566,636	645,445	620,642

Postretirement health care and pension benefits	296,645	270,930	260,287

Other liabilities	288,570	297,733	249,496

Shareholders’ equity	1,567,698	1,598,141	1,373,187

Total liabilities and shareholders’ equity	$3,834,451	$3,751,796	$3,478,705

ECOLAB INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FIRST QUARTER ENDED MARCH 31, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	March 31	December 31	March 31
(thousands)	2005	2004	2004

Operating Activities

Net Income	$69,426	$282,693	$61,271

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	55,953	213,523	53,309
Amortization	8,988	33,431	7,884
Stock based compensation expense	8,482	44,660	7,905
Deferred income taxes	(4,750)	7,872	(1,255)
Disposal loss, net		3,691	3,980
Charge for in-process research and development		1,600
Other, net	37	(2,507)	(91)
Changes in operating assets and liabilities:
Accounts receivable	(25,556)	(47,217)	(4,341)
Inventories	(7,715)	(5,481)	(5,170)
Other assets	(7,867)	(31,723)	(19,146)
Accounts payable	(12,451)	34,841	(2,863)
Other liabilities	(24,639)	35,525	(12,356)

Cash provided by operating activities	59,908	570,908	89,127

Investing Activities

Capital expenditures	(58,156)	(275,871)	(68,454)
Property disposals	234	18,373	3,729
Capitalized software expenditures	(2,706)	(9,688)	(701)
Businesses acquired and investments in affiliates	(20,980)	(129,822)	(118,250)
Sale of businesses and assets	800	3,417	—

Cash used for investing activities	(80,808)	(393,591)	(183,676)

Financing Activities

Net issuances (repayments) of notes payable	145,046	(17,474)	96,754
Long-term debt borrowings	1,285	7,325	582
Long-term debt repayments	(1,582)	(6,632)	(117)
Reacquired shares	(118,569)	(165,414)	(34,876)
Cash dividends on common stock	(22,590)	(82,419)	(20,596)
Exercise of employee stock options	29,489	71,545	13,078
Other, net	—	(800)	(37)

Cash provided by (used for) financing activities	33,079	(193,869)	54,788

Effect of exchange rate changes on cash	37	2,157	457

Increase (Decrease) in Cash and Cash Equivalents	12,216	(14,395)	(39,304)
Cash and cash equivalents, beginning of year	71,231	85,626	85,626

Cash and cash equivalents, end of period	$83,447	$71,231	$46,322

ECOLAB INC.

CONSOLIDATED STATEMENT OF INCOME

SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	Second Quarter		Six Months
(thousands, except per share)	2005	2004	2005	2004

Net Sales	$1,158,664	$1,042,711	$2,228,544	$2,022,082

Cost of Sales *	571,066	504,992	1,098,041	979,477
Selling, General and Administrative Expenses	449,346	409,771	874,264	802,525
Special Charges (Income)**		(254)		3,551

Operating Income	138,252	128,202	256,239	236,529

Interest Expense, Net	12,184	11,217	23,374	22,390

Income before Income Taxes	126,068	116,985	232,865	214,139

Provision for Income Taxes	44,667	43,339	82,038	79,222

Net Income	$81,401	$73,646	$150,827	$134,917

Diluted Net Income per Common Share	$0.31	$0.28	$0.58	$0.52

Weighted-Average Common Shares Outstanding
Basic	255,474	257,135	255,873	257,080
Diluted	259,594	260,905	260,122	260,645

*                 Cost of sales includes income from reductions in restructuring accruals of $16 and $66 for the second quarter and six months ended June 30, 2004, respectively.

**          Special charges include a revision of prior restructuring expenses of $254 and $429 for the second quarter and six months ended June 30, 2004, respectively.  Special charges for the six months ended June 30, 2004 also include a charge of $3,980 related to the disposal of a product line.

ECOLAB INC.

CONSOLIDATED BALANCE SHEET

JUNE 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	June 30	December 31	June 30
(thousands)	2005	2004	2004

Assets
Current assets
Cash and cash equivalents	$110,023	$71,231	$41,246
Accounts receivable, net	767,612	738,266	676,158
Inventories	334,816	338,603	322,453
Deferred income taxes	73,962	76,038	76,359
Other current assets	69,174	54,928	64,390
Total current assets	1,355,587	1,279,066	1,180,606

Property, plant and equipment, net	833,025	834,730	771,963

Goodwill, net	958,848	991,811	890,937

Other intangible assets, net	218,046	229,095	228,264

Other assets, net	403,594	417,094	370,421

Total assets	$3,769,100	$3,751,796	$3,442,191

Liabilities and Shareholders’ Equity
Current liabilities
Short-term debt	$230,530	$56,132	$100,976
Accounts payable	249,437	269,561	226,164
Compensation and benefits	180,673	231,856	191,496
Income taxes	33,056	22,709	48,561
Other current liabilities	374,689	359,289	342,233
Total current liabilities	1,068,385	939,547	909,430

Long-term debt	537,912	645,445	611,385

Postretirement health care and pension benefits	287,459	270,930	250,899

Other liabilities	283,800	297,733	246,396

Shareholders’ equity	1,591,544	1,598,141	1,424,081

Total liabilities and shareholders’ equity	$3,769,100	$3,751,796	$3,442,191

ECOLAB INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	June 30	December 31	June 30
(thousands)	2005	2004	2004

Operating Activities

Net Income	$150,827	$282,693	$134,917

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	112,525	213,523	106,310
Amortization	17,613	33,431	16,191
Stock based compensation expense	16,694	44,660	15,667
Deferred income taxes	(6,992)	7,872	(6,167)
Disposal loss, net		3,691	3,980
Charge for in-process research and development		1,600
Other, net	525	(2,507)	(39)
Changes in operating assets and liabilities:
Accounts receivable	(54,248)	(47,217)	(29,524)
Inventories	(5,360)	(5,481)	(4,411)
Other assets	635	(31,723)	(5,513)
Accounts payable	(12,817)	34,841	2,316
Other liabilities	7,080	35,525	(3,715)

Cash provided by operating activities	226,482	570,908	230,012

Investing Activities

Capital expenditures	(129,154)	(275,871)	(129,165)
Property disposals	3,343	18,373	6,190
Capitalized software expenditures	(4,386)	(9,688)	(2,111)
Businesses acquired and investments in affiliates	(27,903)	(129,822)	(128,931)
Sale of businesses and assets	800	3,417	3,292

Cash used for investing activities	(157,300)	(393,591)	(250,725)

Financing Activities

Net issuances (repayments) of notes payable	100,342	(17,474)	31,713
Long-term debt borrowings	1,968	7,325	2,273
Long-term debt repayments	(2,599)	(6,632)	(1,492)
Reacquired shares	(119,007)	(165,414)	(41,336)
Cash dividends on common stock	(45,030)	(82,419)	(41,184)
Exercise of employee stock options	35,122	71,545	26,199
Other, net		(800)	206

Cash provided by (used for) financing activities	(29,204)	(193,869)	(23,621)

Effect of exchange rate changes on cash	(1,186)	2,157	(46)

Increase (Decrease) in Cash and Cash Equivalents	38,792	(14,395)	(44,380)
Cash and cash equivalents, beginning of year	71,231	85,626	85,626

Cash and cash equivalents, end of period	$110,023	$71,231	$41,246

ECOLAB INC.

CONSOLIDATED STATEMENT OF INCOME

THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	Third Quarter		Nine Months
(thousands, except per share)	2005	2004	2005	2004

Net Sales	$1,164,773	$1,090,316	$3,393,317	$3,112,398

Cost of Sales *	572,862	520,054	1,670,903	1,499,531
Selling, General and Administrative Expenses	429,464	417,675	1,303,728	1,220,200
Special Charges **	—	1,345	—	4,896

Operating Income	162,447	151,242	418,686	387,771

Interest Expense, Net	11,529	11,566	34,903	33,956

Income before Income Taxes	150,918	139,676	383,783	353,815

Provision for Income Taxes	52,960	49,396	134,998	128,618

Net Income	$97,958	$90,280	$248,785	$225,197

Diluted Net Income per Common Share	$0.38	$0.34	$0.96	$0.86

Weighted-Average Common Shares Outstanding
Basic	255,817	258,368	255,854	257,509
Diluted	259,911	262,252	260,099	261,240

*                 Cost of sales includes income from reductions in restructuring accruals of $66 for the nine months ended September 30, 2004.

**          Special charges include a revision of prior restructuring expenses of $255 and $684 for the third quarter and nine months ended September 30, 2004, respectively.  Special charges for the third quarter and nine months ended September 30, 2004 also include a charge of $1,600 for in-process research and development recorded as part of the acquisition of Alcide Corp.  Special charges for the nine months ended September 30, 2004 also include a charge of $3,980 related to the disposal of a product line.

ECOLAB INC.

CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	September 30	December 31	September 30
(thousands)	2005	2004	2004

Assets
Current assets
Cash and cash equivalents	$165,308	$71,231	$72,097
Accounts receivable, net	801,981	738,266	739,057
Inventories	337,518	338,603	325,951
Deferred income taxes	73,844	76,038	75,984
Other current assets	68,914	54,928	53,456
Total current assets	1,447,565	1,279,066	1,266,545

Property, plant and equipment, net	837,850	834,730	783,210

Goodwill, net	964,888	991,811	934,671

Other intangible assets, net	213,635	229,095	221,875

Other assets, net	405,504	417,094	375,055

Total assets	$3,869,442	$3,751,796	$3,581,356

Liabilities and Shareholders’ Equity
Current liabilities
Short-term debt	$169,529	$56,132	$83,312
Accounts payable	264,196	269,561	251,921
Compensation and benefits	199,108	231,856	214,342
Income taxes	49,955	22,709	68,043
Other current liabilities	383,264	359,289	350,370
Total current liabilities	1,066,052	939,547	967,988

Long-term debt	539,019	645,445	611,378

Postretirement health care and pension benefits	291,343	270,930	254,199

Other liabilities	287,838	297,733	245,321

Shareholders’ equity	1,685,190	1,598,141	1,502,470

Total liabilities and shareholders’ equity	$3,869,442	$3,751,796	$3,581,356

ECOLAB INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2005

RESTATED FOR SFAS 123(R)

(unaudited)

	September 30	December 31	September 30
(thousands)	2005	2004	2004

Operating Activities

Net Income	$248,785	$282,693	$225,197

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	168,863	213,523	159,981
Amortization	25,766	33,431	24,929
Stock based compensation expense	25,920	44,660	23,468
Deferred income taxes	(6,017)	7,872	(9,270)
Disposal (Gain) loss, net	—	3,691	3,980
Charge for in-process research and development		1,600	1,600
Other, net	902	(2,507)	(717)
Changes in operating assets and liabilities:
Accounts receivable	(86,802)	(47,217)	(89,146)
Inventories	(5,153)	(5,481)	(9,104)
Other assets	(4,554)	(31,723)	(628)
Accounts payable	1,076	34,841	27,331
Other liabilities	52,887	35,525	55,187

Cash provided by operating activities	421,673	570,908	412,808

Investing Activities

Capital expenditures	(193,484)	(275,871)	(188,579)
Property disposals	7,378	18,373	12,184
Capitalized software expenditures	(5,432)	(9,688)	(3,501)
Businesses acquired and investments in affiliates	(28,106)	(129,822)	(130,517)
Sale of businesses and assets	1,441	3,417	3,292

Cash used for investing activities	(218,203)	(393,591)	(307,121)

Financing Activities

Net issuances (repayments) of notes payable	38,811	(17,474)	14,232
Long-term debt borrowings	3,200	7,325	3,641
Long-term debt repayments	(3,494)	(6,632)	(2,400)
Reacquired shares	(126,633)	(165,414)	(104,291)
Cash dividends on common stock	(67,411)	(82,419)	(61,775)
Exercise of employee stock options	47,414	71,545	31,951
Other, net	—	(800)	(564)

Cash provided by (used for) financing activities	(108,113)	(193,869)	(119,206)

Effect of exchange rate changes on cash	(1,280)	2,157	(10)

Increase (Decrease) in Cash and Cash Equivalents	94,077	(14,395)	(13,529)
Cash and cash equivalents, beginning of year	71,231	85,626	85,626

Cash and cash equivalents, end of period	$165,308	$71,231	$72,097